*	CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
CONFIDENTIAL TREATMENT REQUEST.


January 8, 1997
Our Ref: B96-7701-RJTL-RJ0350-009


Atlantic Coast Airlines
1 Export Drive,
Sterling, Virginia,
U.S.A. 20164


Dear Sirs,

Letter Agreement No. 009 to Purchase Agreement No. RJ-0350 dated January 8, 1997 (the "Agreement" between Bombardier Inc. ("BRAD") and Atlantic Coast Airlines, Inc. ("Buyer") relating to the purchase of twelve (12) Canadair Regional Jet Aircraft (the "Aircraft")

Subject:		Airframe Direct Maintenance Cost

1.0	This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below.
All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0	Intent

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Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


Yours very truly,
BOMBARDIER INC.



________________________				Date:_____________
Michel Bourgeois
Vice President, Contracts





Acknowledged and Accepted


Atlantic Coast Airlines



________________________				Date:_____________
James B. Glennon
Sr. Vice President and C.F.O.




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